                                                                   EXHIBIT 10.33

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                (Borrowing Base)

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Borrowing Base)(this "Amendment") dated effective as of April 15, 1997 (the "Effective Date"), is by and between XETEL CORPORATION ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

         The Bank and the Borrower have entered into a Credit Agreement (with Borrowing Base) dated as of August 23, 1996 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and increase the Commitment.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

         Section 1. Revolving Credit Note. Section 1.1 of the Credit Agreement is amended by redesignating the same as Section 1.1.A and by substituting the following for the Section 1.1.A of the Credit Agreement:

         "Subject to the terms and conditions hereof, the Bank agrees to make loans ("Revolving Loan" or "Revolving Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding for Borrower the lesser of the Borrowing Base or $10,000,000.00 (the "Commitment"), Borrower having the right to borrow, repay and reborrow. Each Revolving Loan and Repayment must be at least the minimum amount required in the Revolving Note. The Revolving Loans may only be used for supporting Borrower's accounts receivable and inventory. The Bank and the Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Revolving Note or any Revolving Loan. The Revolving Loans shall be evidenced by and shall bear interest and be payable as provided in the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications, replacements, and rearrangements thereof and substitutions therefor, the "Revolving Note") which is given in renewal, modification and increase of that certain promissory note dated August 23, 1996 in the original principal amount of $7,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $-0- under the Revolving Note leaving a balance as of the Effective Date of $10,000,000.00 under the Commitment available for Revolving Loans subject to the terms and conditions of this Agreement. "Termination Date" means the earlier of
         (a) August 31, 1998; or (b) the date specified by Bank pursuant to
         Section 6.1 hereof.

         Section 2. The Credit Agreement is amended by adding a new Section 1.1.B to read as follows:

         "ADVANCE TERM NOTE 1.1.B Bank agrees to extend an advance loan converting to a term loan on the Advance Termination Date (as defined in the Advance Term Note) in the amount of $2,500,000.00 ("Advance/Term Loan" or "Advance/Term Loans") to Borrower as evidenced by a promissory note in proper form in the original principal amount of $2,500,000.00 dated April 3, 1997 and maturing August 31, 2000 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Advance/Term Note")." The Advance/Term Loans shall be for the purpose of financing Borrower's leasehold improvements."

         Section 3. The Credit Agreement is amended by adding a new Section 1.1.C to read as follows:

         "LOANS AND NOTES 1.1.C "Loan" or "Loans" shall refer to each and all Revolving Loans and all Advance/Term Loans. "Note" or "Notes" shall refer to each and both of the Revolving Note and the Advance/Term Note."

         Section 3. Section 1.4 of the Credit Agreement is amended by substituting the following for Section 1.4 of the Credit Agreement:

         "In consideration of the Commitment, Borrower will pay a Commitment Fee (computed on the basis of the actual number of days elapsed in a year comprised of 360 days) of one-eighth (1/8) of one percent (1%) on the Revolving Loan based on the daily average difference between the Commitment and the principal balance of the Revolving Note from the date hereof to the Termination Date. The Commitment Fee is due and payable quarterly in arrears beginning on September 30, 1996."

         Section 4.  Section 7.4 of the Credit Agreement is amended as follows:

         "All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan


First Amendment, Xetel Corporation, April 15, 1997

         Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of Borrower and will benefit the successors and assigns of the Bank; provided that Bank's agreement to make Loans to Borrower will not inure to the benefit of any successor or assign of Borrower except for an approved merger or business combination. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of the Revolving Note or the Term Note, whichever is later and the full and final payment of all Obligations and all amounts due under the Loan Documents."

         Section 5.  Section 7.6 of the Credit Agreement is amended as follows:

         "EXPENSES 7.6 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrower agrees to pay on demand all reasonable, direct out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loans. Notwithstanding anything contained herein to the contrary, Borrower shall not pay more than $1,500.00 for any single, annual field analysis of Borrower's assets. Borrower agrees to pay Bank's standard Documentation Preparation and Processing Fee for preparation, negotiation and handling of this Agreement not to exceed the amount of $1,500.00. Borrower also agrees to pay Bank a transaction fee of $8,500.00, which fee is due and payable upon the execution of this Amendment. The obligations of the Borrower under this and the following section will survive the termination of this Agreement."

         Section 6. Exhibit A of the Credit Agreement is hereby amended by replacing prior Exhibit A with the Exhibit A attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

         Section 7. Exhibit C of the Credit Agreement is hereby amended by replacing prior Exhibit C with the Exhibit C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

         Section 8. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

         Section 9. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

         Section 10. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

         Section 11. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         Section 12. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

         Section 13. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.


     BORROWER:                   XETEL CORPORATION

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------
                                 Address:
                                         -----------------------------


     BANK:                       TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------






First Amendment, Xetel Corporation, April 15, 1997

                                   EXHIBIT A
                             BORROWING BASE REPORT
                       Accounts Receivable and Inventory

Borrowing Base Report for Period Beginning: ____________________ and Ending ____________________ ("Current Period") required by the Credit Agreement dated August 23, 1996 (as amended, restated, and supplemented from time to time, the "Agreement") by and between XETEL CORPORATION and Texas Commerce Bank National Association
--------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN 20 DAYS OF THE LAST DAY OF EACH FISCAL MONTH END. BORROWER MUST PROVIDE THE FOLLOWING ALONG WITH THE BORROWING BASE REPORT: ACCOUNTS RECEIVABLE AGINGS AND LISTING AND ACCOUNTS PAYABLE AGINGS
--------------------------------------------------------------------------------

Line     1.      Total Accounts as of the end of the Current Period                           $
                 Ineligible Accounts as of the end of the Current Period:                      -----------------

         2.      That portion (e.g., invoice) of all of the Accounts
                 of any Account Debtor where the Account is more than
                 90 days from invoice date (net of unapplied cash and
                 return material authorizations)                                     $
                                                                                      ------------------
         3.      That portion of all of the Accounts of any Account
                 Debtor which exceeds 25% of the dollar amount of the
                 total of all Accounts for all Account Debtors for
                 the Current Period (Line 1)                                         $
                                                                                      ------------------
         4.      Intercompany and Affiliate Accounts (Total Intercompany
                 and Affiliate Accounts =  $________________________ less
                 $_________________________ [not to exceed $500,000.00 in the aggregate] in Intercompany and Affiliate Accounts
                 which Borrower, by signing below, certifies as arising
                 from "arms length" transactions)                                    $
                                                                                      ------------------
         5.      Government Accounts  [Government Accounts means
                 receivables owed by the U.S. government or by the
                 government of any state, county, municipality, or
                 other political subdivision as to which Bank's
                 security interest or ability to obtain direct payment
                 of the proceeds is governed by any federal or state
                 statutory requirements other than those of the Uniform
                 Commercial Code, including, without limitation,
                 the Federal Assignment of Claims Act of 1940,
                 as amended.]                                                                 $
                                                                                               ------------------
         6.      Foreign Accounts                                                             $
                                                                                               ------------------
         7.      Accounts subject to any dispute or setoff or contra account         $
                                                                                      ------------------
         8.      Other Ineligible Accounts                                           $
                                                                                      ------------------
         9.      Total Ineligible Accounts for the Current Period                    $
                                                                                      -----------------
                 (Add Lines 2 through 8)
         10.     Total Eligible Accounts for the Current Period                               $
                                                                                               -----------------
                 (Line 1 - Line 9)
         11.     Multiplied by: Accounts Advance Factor                                                        80%

         12.     Equals:  Accounts Component of Borrowing Base                                $

         13.     Total Foreign Accounts secured by a letter of credit issued by a bank satisfactory to the Bank or covered by Exim bank
                 insurance ("Secured Foreign Accounts")                                       $
                                                                                               -----------------
         14.     Multiplied by:  Secured Foreign Accounts Advance Factor                                       90%

         15.     Equals:  Secured Foreign Accounts Component of Borrowing Base                $
                                                                                               -----------------





                                   EXHIBIT A
                               Page 1 of 2 Pages

         16.     Accounts of Ericsson, Inc., Dell Computer Corp., Dell
                 International, Inc. and all Subsidiaries of Dell International, Inc.
                  or otherwise approved by
                 Bank in writing ("Acceptable Foreign Accounts")                              $
                                                                                               -----------------
         17.     Multiplied by:  Acceptable Foreign Accounts Advance Factor                   80%

         18.     Equals:  Acceptable Foreign Accounts Component of Borrowing
                  Base                                                                                $
                                                                                                       -----------------
         19.     Net book value of Inventory as of the end of the Current Period     $
                                                                                      -----------------
         20.     Less Other Ineligible Inventory                                              $

         21.     Total Eligible Inventory as of the end of the
                 Current Period (Line 19 - Line 20)                                           $
                                                                                               -----------------
         22.     Multiplied by: Inventory Advance Factor                                                       25%

         23.     Equals:  Inventory Component of Borrowing Base                               $
                 (Not to exceed 40% of the Borrowing Base at any time when                     -----------------
                 the aggregate amount outstanding under the Notes is equal to or less than $7,000,000.00 and not to exceed 33% of the Borrowing Base at any time when the aggregate amount outstanding under the Note is greater than $7,000,000.00)

         24.     Total BORROWING BASE (not to exceed $7,000,000.00) as of
                 the end of the Current Period (Line 12 + Line 15 + Line 18
                  + Line 23)                                                                  $
                                                                                               -----------------
         25.     Less:  Aggregate principal amount outstanding under
                 the Notes as of the end of the Current Period:
                 Revolving Note                                                      $
                                                                                      ----------------
                 Term Note                                                                    $
                                                                                               ----------------
         26.     Equals:  Amount available for borrowing subject to the terms of
                 the Agreement, if positive; or amount due, if negative              $
                                                                                      -----------------


The terms "Accounts" and "Inventory" have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and
(b) cost. "Other Ineligible Accounts" mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "Other Ineligible Inventory" means that Inventory of Borrower that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:                 XETEL CORPORATION

By:
   ------------------------------------------------------------------------

Name:
     ----------------------------------------------------------------------

Title:
      ---------------------------------------------------------------------

Address:
        -------------------------------------------------------------------

Date:
     ----------------------------------------------------------------------





                                   EXHIBIT A
                               Page 2 of 2 Pages

                         EXHIBIT C to Agreement between
 XETEL CORPORATION ("Borrower") and Texas Commerce Bank National Association ("Bank") dated August 23, 1996 (as may be amended, restated and supplemented in writing).

                  REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                           AND COMPLIANCE CERTIFICATE
    FOR CURRENT REPORTING PERIOD ENDING ________________, 199__ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 45 DAYS OF THE END OF EACH FISCAL QUARTER INCLUDING THE LAST REPORTING PERIOD OF THE FISCAL YEAR AND WITH THE FISCAL YEAR END FINANCIAL STATEMENT. BORROWER'S FISCAL YEAR ENDS ON MARCH 31.

========================================================================================================================
 B.  Financial Reporting.  Borrower will provide the following financial information within the times    Compliance
     indicated:                                                                                          Certificate
========================================================================================================================
         WHO                          WHEN DUE                           WHAT                             Compliance
         ---                          --------                           ----                               (Circle)
                                                                                                          Yes      No
------------------------------------------------------------------------------------------------------------------------
 BORROWER                     (i)   Within 90 days of fiscal    Annual financial statements (balance      Yes     No
                                    year end                    sheet, income statement, cash flow
                                                                statement) Audited (with unqualified
                                                                opinion) by independent certified public
                                                                accountants satisfactory to Bank,
                                                                accompanied by Compliance Certificate.
                                                                Note: Unqualified statements are
                                                                required unless the Bank gives written
                                                                approval allowing for a qualified
                                                                designation
                             ------------------------------------------------------------------------------------------
                              (ii)  Within 45 days of each      Unaudited interim financial statements    Yes     No
                                    Reporting Period End Date,  accompanied by Compliance Certificate including final period of
                                    fiscal year
                             ------------------------------------------------------------------------------------------
                              (iii) Within 30 days of each      Borrowing Base Report (Exhibit A), along  Yes       No
                                    fiscal month end            with accounts receivable aging and
                                                                listing, inventory report  and accounts
                                                                payable aging

========================================================================================================================
 C.  FINANCIAL COVENANTS.  Borrower will comply           COMPLIANCE CERTIFICATE
 with the following financial covenants, defined
 in accordance with GAAP and the definitions in
 Section 8, and incorporating the calculation
 adjustments indicated on the Compliance
 Certificate:
------------------------------------------------------------------------------------------------------------------------
         REQUIRED                                         ACTUAL REPORTED                                 Compliance
 Except as specified otherwise, each covenant         For Current Reporting Period/as of the End Date      (Circle)
 will be maintained at all times and reported for
 each Reporting Period or as of each Reporting
 Period End Date, as appropriate:                                                                         Yes      No
------------------------------------------------------------------------------------------------------------------------
 I. Effective March 31, 1996, maintain a Tangible     Stockholders' Equity              $                 Yes      No
 Net Worth as adjusted of at least                                                       -------------
 $21,500,000.00.  Note: At the end of each fiscal     Minus:  Goodwill                  $
 year, beginning on March 31, 1997, and on the                                           -------------
 last day of each fiscal year thereafter, this                Other Intangible
 covenant will increase by  50% of Borrower's                      Assets            $
 annual net income generated and 100% of all                                          -------------
 equity created from stock issuance and                       Loans/Advances to
 acquisition (net of goodwill). Increases to this               Equity holders  $
 covenant on each fiscal year end are based on                                  -------------
 financial results generated over the twelve                  Loans to Affiliates       $
 months preceding each fiscal year end.                                                  -------------
                                                      Plus:   Subordinated Debt         $
                                                                                         -------------
                                                      =Tangible Net Worth as adjusted   $
                                                                                         -------------
------------------------------------------------------------------------------------------------------------------------
 II. Maintain a Current Ratio of at least 1.50 :  Current Assets $                    divided by Current  Yes     No
 1.0.                                                             -------------------
                                                  Liabilities ($                       + $              )
                                                                ---------------------     --------------
                                                  [Note: Current Liabilities includes all Loan draws
                                                  made on the $10,000,000 revolving Note]
                                                   = $
                                                      -----------------------
                                                       Current Ratio
========================================================================================================================
 D.  Other Required Covenants to be maintained and to be certified.                   COMPLIANCE
                 CERTIFICATE
========================================================================================================================
         REQUIRED                                                  ACTUAL REPORTED                        Compliance
         --------                                                  ---------------
 * Bank may, in its sole and absolute discretion, approve                                                  (Circle)
 certain one time write-offs that may then be added back
 to net income to calculate losses.
------------------------------------------------------------------------------------------------------------------------
 (i)  Quarterly losses* shall not exceed                  Quarterly losses for the fiscal quarter         Yes     No
 $3,000,000.00 per fiscal quarter in the aggregate.       ending ______, equal $______ in the aggregate.
------------------------------------------------------------------------------------------------------------------------
 (ii) No losses* for more than two (2) consecutive        For the fiscal quarter ending _________, there   Yes    No
 fiscal quarters.                                         is/is not a loss; for the immediately preceding
                                                          fiscal quarter there was/was not a loss.
------------------------------------------------------------------------------------------------------------------------
 (iii)  No Losses* for any two (2) consecutive fiscal     Quarterly losses for the fiscal quarter ending   Yes    No
 quarters which exceed $4,000,000.00 in the aggregate.    ____, equal $___ in the aggregate and quarterly
                                                          losses for the immediately preceding fiscal
                                                          quarter end, equal $________ in the aggregate.
------------------------------------------------------------------------------------------------------------------------
 (iv)  Additional Indebtedness, Liens and capital         For fiscal year: ________________,               Yes     No
 leases are limited to $1,500,000.00 in the aggregate     debt for borrowed money      = $_____________,
 for fiscal year 1997 and $2,000,000.00 in the            Plus capital lease payments   = $______________,
 aggregate for fiscal year 1998.                          Plus Other Indebtedness        = $______________.
                                                          Equals Total of:      $ ______________
========================================================================================================================





                         EXHIBIT C   Page 1 of 3 Pages

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

         [ ]     No default or Event of Default has occurred under the
Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

         [ ]     A default or Event of Default (as described below) has
occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

                    [ ] was cured on ___________________________________.

                    [ ] was waived by Bank in writing on _______________.

                    [ ] is continuing.

Description of Event of Default:
                                -----------------------------------------------

--------------------------------------------------------------------------------
                                                                               .
-------------------------------------------------------------------------------


Executed this                           day of                          , 19   .
              -------------------------        -------------------------    ---

BORROWER:  XETEL CORPORATION

SIGNATURE:
          ---------------------------------------------------------------------

NAME:
     --------------------------------------------------------------------------

TITLE:       (Chief Financial Officer or President)
      -------------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------------





                        EXHIBIT C   Page 2 of 3 Pages

                                   EXHIBIT B
                                REQUEST FOR LOAN
                             LETTERHEAD OF BORROWER





Texas Commerce Bank National Association
700 Lavaca
P.O. Box 550
Austin, Texas 78701-0001
Fax No. (512) 479-2211

Re:      Request for Revolving Loan under Agreement

Attention:  RALPH T. BEASLEY

Gentlemen:

         This letter confirms our oral or telephonic request of _________________________, 19____, for a Revolving Loan in accordance with that certain Credit Agreement (as amended, restated and supplemented from time to time, the "Agreement") dated as of August 23,1996 between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

         The proposed Revolving Loan is to be in the amount of $________________________________ and is to be made on ____
____________________, 19_____, which is a Business Day. The proposed Revolving Loan should bear interest at the (check one:) [ ] LIBOR Rate; or [ ] the Prime Rate. The proceeds of the proposed Revolving Loan should be (check one:) [ ] deposited into account number ________________ with the Bank; or [ ]
____________________________________________________
________________________________________________________________________________
___________.

         The undersigned hereby certifies that:

         (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct on and as of this date as though made on this date.

         (2) The proposed Revolving Loan complies with all applicable provisions of the Agreement.

         (3)     No Event of Default has occurred and is continuing.


                                     Sincerely,



                                     XETEL CORPORATION


                                     By:
                                         ------------------------------------

                                     Name:
                                           ----------------------------------

                                     Title:
                                            ---------------------------------






                           EXHIBIT B     Page 1 of 1





First Amendment, Xetel Corporation, April 3, 1997

                                    ANNEX I

                                 LOAN DOCUMENTS

"Loan Documents" includes, but is not limited to, the following:

1.       Agreement

2.       Revolving Note; Term Note

3.       [ ]     Assignment covering:

                 [ ]      Life insurance

                 [ ]      Deposit account

                 [ ]      Other (specify)

4.       Borrowing Base Report

5.       Compliance Certificate

6.       [x]     Security Agreements, in Proper Form, covering:

                 [x]      Accounts

                 [ ]      Equipment

                 [x]      Inventory

                 [ ]      Securities

                 [ ]      Secured note

                 [ ]      Certificate of deposit or deposit account

                 [ ]      Partnership interest

                 [ ]      Rights under contract

                 [ ]      Other (specify)

7.       [ ]     Deed of Trust

8.       [ ]     Title Insurance Policy

9.       [x]     Financing Statements

10.      [ ]     Guaranty by:

11.      [x]     Certificate of Account Status

12.      [ ]     Opinion of Borrower' Counsel

13.      [x]     Certified Copies of Organizational and Authority Documents

14.      [x]     Insurance policies and certificates

15.      [ ]     Subordination Agreement covering:          [ ]  debt to:
                                                            [ ]  lien of:

16.      [x]     Financial Statements of:  Borrower

17.      [x]     UCC search

18.      [ ]     Regulation U Purpose Statement (U-1)



                    Loan Documents - ANNEX I     Page 1 of 1





First Amendment, Xetel Corporation, April 3, 1997